UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4626

THE CASCADES TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/19

Date of reporting period: 3/31/19

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2019

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Trust of Oregon “Municipal Bond Fund Investing – The Basics” Serving Oregon investors since 1986

May, 2019

Dear Fellow Shareholder:

We have found over the years that it never hurts to reinforce for shareholders the fundamentals of Aquila Tax-Free Trust of Oregon. Therefore, this Annual Report letter is intended to provide you with a brief synopsis of the Trust’s objectives, how we seek to achieve those objectives and the benefits that your Trust provides to you as well as to your fellow Oregon residents.

The Trust’s stated objective is to seek to provide as high a level of current income exempt from Oregon state and regular federal income taxes as is consistent with preservation of capital.

In simple terms, Aquila Tax-Free Trust of Oregon is managed to minimize, to the extent feasible, changes in the Net Asset Value of Trust shares. The high-quality, intermediate maturity strategy of the Trust was developed, and is adhered to, in an effort to manage and seek to minimize the range of share price variation.

Another benefit from an investment in Aquila Tax-Free Trust of Oregon is the ability to earn monthly income that is double tax-free. Trust dividends can be used by you to help you pay your living expenses, or they can be reinvested in additional shares of the Trust, thereby providing you the opportunity to benefit from compounding.

How does Aquila Tax-Free Trust of Oregon strive to ensure that its objective of capital preservation and tax-free income is accomplished?

The Trust’s investment strategy was developed to facilitate the management of particular types of risk. For example,

•

The average maturity of bonds in the Trust falls in the intermediate range in order to facilitate the management of interest rate risk since, over time, that portion of the yield curve tends to experience less volatility. More detailed information related to interest rate risk is available on our website (www.aquilafunds.com) at https://bit.ly/2EKr69I. The high credit quality of bonds in the Trust facilitates the management of credit risk. Bonds of investment grade quality, such as those held by the Trust, are considered, by the rating agencies, as being capable of making principal and interest payments as scheduled.

Another attribute of the Trust is diversification of the individual municipal bonds across various locations in the State and various kinds of projects. Not only does this help to reduce risk, but it also enhances the quality of life of all shareholders and other residents of the State and helps the economic development of Oregon.

NOT A PART OF THE ANNUAL REPORT

We well recognize that you have entrusted your hard-earned dollars to our care. It is a responsibility which your Trustees and Management take very seriously. Rest assured that we intend to continue to do our utmost to merit your confidence.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

U.S. Economy

U.S. economic data continues to be solid. 2018 exhibited a strong Gross Domestic Product (“GDP”) growth pace of 2.9%. While economic growth peaked during the second quarter of 2018 at 4.2% and then declined during the third and fourth quarters, it has since picked up (to 3.2%) during the first quarter of 2019. The U.S. labor market remains strong with a low 3.8% unemployment rate as of March, 2019, which is near the lowest level seen in the past 20 years.  As a result, wage growth is increasing and overall inflation has declined due to lower energy prices.  Consumer confidence is steadily declining as household spending and business fixed investments grow at a slower pace.  Overall, economic activity continues to expand at a moderate pace and labor market conditions remain solid as unemployment rates remain low.

The Treasury yield curve inverted at the end of March 2019 for the first time since July 2007, as the 10-year Treasury yield fell below the 3-month T-bills yield. The Federal Reserve (the “Fed) has paused with interest rate hikes, which are currently on hold for 2019, as it lowered its projected rate hikes in 2019 from two to zero. This move came amid the U.S. economy growing at trend with inflation close to target, low unemployment and a policy rate in a range of about neutral.

Furthermore, a global economic slowdown would place additional resistance on U.S. economic growth. In Asia, China’s economy shows signs of slowing as trade tensions create additional headwinds while the U.S. and China try to hammer out a trade deal. Japan’s economy contracted 2.6% in the third quarter of 2018 and rebounded in the fourth quarter to grow at 1.4% and risks are on the downside in 2019, due to Japan’s significant exposure to China. While across the Atlantic, Britain faces a challenging political environment as its Parliament has rejected Theresa May’s Brexit deal for the third time, potentially disrupting the European Union (“EU”) and British economies. EU retaliatory tariffs persist as a result of U.S. steel and aluminum tariffs.

Municipal Market

The more things change, the more they stay the same fits the evolution of the municipal (“Muni”) bond yield curve over the past 15-months. Early last year, the consensus within the Muni market was the Fed would proceed with continued rate hikes. However, the market’s opinion changed over the Fall and into Winter. Now many believe the possibility of a rate cut later this year is in the cards. As a result, the increases in yields experienced in 2018 have been reversed. The first quarter of 2019 was

1  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

a particularly volatile period within the Muni market, primarily due to a combination of a continued supply imbalance and increased demand from individuals as a result of the $10,000 cap on state and local tax deductions, or SALT. The current Bloomberg municipal evaluated pricing yield curve is now only marginally steeper than it was at the beginning of 2018.

Several factors continue to support the increase in Muni demand:

1.

Munis represent one of the last refuges for providing tax-exempt income, both at the state and federal levels. Over the past quarter, analysts have credited the $10,000 cap on SALT deductions with driving demand in the municipal bond market for investors seeking tax-exempt income. According to Lipper U.S. Fund Flows, investors have added more money to municipal-focused mutual funds during 2019 than they have during any similar time-period since 1992. This influx of capital has helped sustain a five-month rally, driving Municipal/Treasury ratios to the lowest levels since 2001.

2.

State and local governments have generally recovered from the great recession ten years ago. Revenues have generally increased and credit ratings have improved for the most part.

3.

As stock price volatility increases, investors are reminded of the importance of diversifying their portfolio investments.

4.

The amount of new issue supply is not enough to satiate existing demand. According to SIFMA (the Securities Industry and Financial Markets Association) data, municipal bond issuance was down 24.5% for 2018 versus 2017. Furthermore, issuance is not rapidly increasing, even with the reduction in rates, as recent tax law changes eliminated the pre-refunding of existing issues.

Oregon Economy

Much like the national municipal bond market, the Oregon market struggled with a lack of issuance and strong demand during the 2018 calendar year. For 2018, Oregon issuers sold roughly 50% of the amount issued in 2017. This was largely due to the combination of a relatively anemic November 2017 ballot, which approved 48% of the amount of issues approved the previous year, and the elimination of advance refundings for 2018 under tax reform. Although advance refundings are still not permitted, the November 2018 election proved more bountiful than 2017, with a 60% improvement in approved bonds. As a result of the election results, we expect to see 2019 Oregon municipal supply expand versus 2018 levels. However, supply will likely continue to struggle versus prior years due to the elimination of advance refunding bonds. During the first quarter 2019, only 5.8% of the par amount has been issued for refunding issues, which is substantially less than prior years. For example, in 2016, almost 30% of the total par amount sold in Oregon was for refunding issues.

2  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

In addition to a tight municipal bond market, Oregon also has a tight labor market. Oregon’s unemployment rate hit a low of 3.8% in August, which is Oregon’s lowest unemployment rate since comparable records began in 1976. Unemployment rates have since inched up to 4.4% in February, 2019. The State’s low unemployment has become an obstacle to job growth as good help is becoming increasingly difficult to find. The State of Oregon Employment Department recently reported that over the 12 month period ended February 28, 2019, 29,500 jobs, or 1.5%, were added. This rate is down from 1.9% in November and sits just below the national rate of 1.7%. Job gains were materially faster in Oregon from 2013 through 2017, with an average annual growth rate of 2.8%. One of the fastest growing sectors for employment in Oregon has been manufacturing, which added jobs at a rate of 3.4% in 2018. During 2018, employment growth was led by computer and electronic product manufacturing, machinery manufacturing, and primary metal manufacturing.

Despite the ongoing trade tensions with China, Oregon’s exports to China have not declined. China is currently the number one destination for Oregon made products. However, Oregon’s top exports, which include electrical and industrial machinery, are not subject to tariffs and are seeing ongoing gains in trade. In addition, Oregon’s exports to Canada have increased over the past 18 months ended February 28, 2019, primarily driven by heavy manufacturing exports including machinery, transportation equipment, and metals. Collectively, China and Canada account for over one-third of all Oregon exports. Our primary concern for exports is therefore not tariffs, but the potential impact on Oregon of a slow-down in the Chinese economy.

In the Oregon housing market, home price gains have been slowing as affordability concerns manifest due to elevated growth of 10% or more in recent years. According to the Regional Multiple Listing Service, the median home price in the Portland metro area was $399,900 in February, 2019 which is beyond what many first-time homebuyers can afford. As a result, the Portland-area S&P/Case Shiller Home Price Index rose by only 3.3% on a year-over-year basis through January, which is slower than national gains of 4.3% over the same period. This is the slowest pace Portland home prices have grown in the past 6 years. Portland’s below-average performance is a notable shift from just two years ago, when it led the major cities in home-price gains for almost a year. Portland home prices have appreciated 24% above the peak of the recession in 2008 and remain 79% above the trough of the housing crash. However, more sustainable growth may benefit the local economy in the long-run as affordability concerns persist.

Fund Performance

The total return for Aquila Tax-Free Trust of Oregon (the “Trust”) A share class, based upon net asset value (“NAV”), was 3.90% for the year ended March 31, 2019. Please visit www.aquilafunds.com for additional performance information. The Bloomberg Barclays Quality Intermediate Index (the “Index”) returned 4.83% for the same period. The 2 primary factors for the Trust’s underperformance were the Trust’s shorter duration and its overweighting in pre-refunded securities. Another headwind to relative performance was that the Trust had less exposure to the hospital sector as we believe quality spreads have approached their lows in this cycle. As a part of our overall defensive portfolio strategy we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. Factors that provided positive contributions to performance compared to the Index were an overweighting of securities in the 7-10 year range and a greater exposure to school district bonds.

3  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Fund Strategy

Aquila Tax-Free Trust of Oregon (the “Trust”) is postured defensively with a 7.28 year average maturity, effective duration of 4.35 years and over 12% of the portfolio is allocated to pre-refunded bonds that are backed by U.S. Treasury securities. In addition, over 93% of the portfolio is rated in the AA category or higher. In recent months, we have begun to reduce the Trust’s holdings of short pre-refunded securities as interest rates on shorter securities declined more than longer maturities. We anticipate that the portfolio will most likely experience a slight lengthening of maturity and duration, as short pre-refunded bonds are sold or mature, and proceeds reinvested in the 10 to 13 year maturity range as we seek to take advantage of the steeper municipal yield curve. Over the next year, we expect the portfolio will continue to maintain its allocation to high quality, intermediate maturity, and liquid bonds with the objective of maximizing yield while maintaining credit quality and limiting interest rate volatility exposure. We believe our defensive strategy should perform well during the rapidly changing interest rate and credit environments. We intend to closely monitor the shape of the yield curve and credit spreads before making any portfolio adjustments. Although we expect to lengthen the portfolio slightly, we do not anticipate reducing credit quality until lower investment grade credits provide greater value.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (“the Trust”) for the 10-year period ended March 31, 2019 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(0.26)%	1.67%	3.10%	4.93%
Without Sales Charge	3.90	2.50	3.53	5.06
Class C since 4/5/96
With CDSC**	2.02	1.64	2.65	3.29
Without CDSC	3.02	1.64	2.65	3.29
Class F since 11/30/18
No Sales Charge***	N/A	N/A	N/A	3.03
Class Y since 4/5/96
No Sales Charge	4.05	2.66	3.68	4.33
Bloomberg Barclays Quality Index	4.83	2.68	3.50	5.14*	(Class A)
				4.40	(Class C & Y)
				3.46	(Class F)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

***  Period less than one year.

5  |  Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the

Shareholders of Aquila Tax-Free Trust of Oregon:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Trust”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

6  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2019

Principal Amount	General Obligation Bonds (55.1%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (5.5%)
	Bend, Oregon
$2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$2,604,646
	Canby, Oregon
1,060,000	5.000%, 06/01/27	A1/NR/NR	1,126,176
1,405,000	4.000%, 12/01/24 AGMC Insured	A1/NR/NR	1,493,501
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,219,648
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,245,060
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,745,325
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,594,358
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,177,869
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,365,380
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,428,227
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,673,440
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,874,225
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,931,873
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	1,983,421
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,610,476
2,130,000	4.125%, 06/01/26 Series A	Aaa/NR/NR	2,138,648
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	1,381,737

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Redmond, Oregon Refunding
$735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	$811,616
	Total City & County		33,405,626

	Community College (4.2%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,087,195
	Central Oregon Community College District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	1,920,688
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,278,805
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,255,975
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,320,780
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,661,033
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,073,450
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	2,031,599
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,950,865
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,793,646
	Mount Hood, Oregon Community College District Refunding
1,865,000	5.000%, 06/01/27	Aa2/NR/NR	2,247,493
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,197,780
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,951,991

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Rogue, Oregon Community College District
$1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	$1,541,499
	Total Community College		25,312,799

	Higher Education (1.0%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,167,720
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,090,547
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,261,272
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,239,657
	Total Higher Education		5,759,196

	Hospital (0.9%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,443,431
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,247,609
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,166,730
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,396,440
	Total Hospital		5,254,210

	School District (30.0%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,466,020
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	1,983,446
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,852,241
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,391,150
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,743,810
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,913,049

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas County, Oregon School District #12 (North Clackamas) (continued)
$4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	$5,736,481
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,350,954
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,645,309
	Clackamas County, Oregon School District #62 (Oregon City)
560,000	5.000%, 06/01/29 MAC Insured	Aa3/NR/NR	639,643
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,605,457
	Clackamas County, Oregon School District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	1,988,028
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,225,218
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	4,168,045
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,527,070
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,321,609
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,343,790
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,979,995
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,505,263
1,000,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,239,930
1,115,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,371,840
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,226,370
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,266,302
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,379,470

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Deschutes County, Oregon School District #6 (Sisters)
$1,735,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	$1,748,151
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,111,123
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC Insured	Aa1/NR/NR	80,208
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	946,987
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,218,390
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,521,753
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,645,856
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,584,618
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,420,825
	Lane County, Oregon School District #4J (Eugene) Refunding
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,188,805
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	3,058,249
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	2,945,195
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,333,489
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,179,920
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,057,883
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	748,213
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	3,025,841

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Lincoln County, Oregon School District
$2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	$2,487,007
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,542,384
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,678,778
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,430,541
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	6,212,800
1,350,000	5.000%, 06/15/31	Aa1/AA+/NR	1,664,563
	Morrow County, Oregon School District #1
1,710,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,722,962
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,538,785
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,749,430
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,776,240
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,154,960
	Multnomah County, Oregon School District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,209,072
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,658,175
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
4,275,000	5.250%, 06/15/19 AGMC Insured	Aa1/AA+/NR	4,306,849
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,061,700

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
$1,515,000	4.000%, 02/01/28	NR/AA+/NR	$1,676,651
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,557,821
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,181,590
	Wasco County, Oregon School District #12 (The Dalles)
1,790,000	5.500%, 06/15/20 AGMC Insured	A2/AA/NR	1,875,652
	Washington County, Oregon School District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,942,913
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,444,920
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,673,102
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,492,540
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,462,390
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,120,661
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,862,700
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,928,208
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,415,440
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,503,080
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,643,678
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,777,885
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,551,117

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Yamhill County, Oregon School District #40 (McMinnville)
$2,255,000	4.000%, 06/15/26	Aa1/NR/NR	$2,458,717
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,121,800
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,115,820
	Total School Districts		180,686,927

	Special District (4.2%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,536,478
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,152,008
2,705,000	4.000%, 06/01/31	NR/AA/NR	3,016,021
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,271,040
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,959,092
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,517,146
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,298,421
	Tualatin Valley, Oregon Fire & Rescue Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,289,575
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,219,421
	Total Special District		25,259,202

	State (7.7%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	870,998
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,211,500
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,203,356
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,557,877
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,231,420

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Article XI-G Community College Projects
$1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	$1,382,592
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	598,435
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,193,380
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,191,890
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,198,900
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,579,342
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,196,980
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,378,240
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,444,122
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,508,610
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,197,300
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,722,740
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	4,992,640
	State of Oregon Department of Administrative Services COP
1,815,000	5.000%, 11/01/27 Series C	Aa2/AA/AA	1,849,757
1,195,000	5.000%, 11/01/28 Series C	Aa2/AA/AA	1,217,884
	State of Oregon Department of Administrative Services, Oregon Opportunity Refunding
6,210,000	5.000%, 12/01/19	Aa1/AA+/AA+	6,352,892
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,188,850
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,528,900
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,574,768
	Total State		46,373,373

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (1.2%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
$5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	$6,117,100
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,240,085
	Total Transportation		7,357,185

	Water & Sewer (0.4%)
	Gearheart, Oregon
1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	1,106,640
	Rockwood, Oregon Water Peoples Utility District Water Revenue Refunding
1,270,000	4.250%, 08/15/26	A1/NR/NR	1,333,386
	Total Water & Sewer		2,440,026
	Total General Obligation Bonds		331,848,544

	Revenue Bonds (31.1%)
	City & County (2.2%)
	Newport, Oregon Urban Renewal Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	584,481
	Portland, Oregon Revenue Refunding Limited Tax, Oregon Convention Center
2,825,000	5.000%, 06/01/24	Aaa/NR/NR	3,031,253
4,265,000	5.000%, 06/01/27	Aaa/NR/NR	4,568,796
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	A1/NR/NR	1,764,512
1,830,000	5.000%, 06/15/23 Series B	A1/NR/NR	2,007,931
	Portland, Oregon Urban Renewal and Redevelopment, Refunding, North Macadam
1,000,000	4.000%, 06/15/25 Series B	A1/NR/NR	1,023,720
	Total City & County		12,980,693

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Electric (1.7%)
	Eugene, Oregon Electric Utility Refunding System
$2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	$3,465,467
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,826,167
	Northern Wasco County, Oregon Peoples Utility District (McNary Dam Fishway Hydroelectric Project), Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,716,904
	Total Electric		10,008,538

	Higher Education (1.8%)
	Oregon State Facilities Authority (Lewis & Clark College Project)
1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	1,082,030
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,224,070
	Oregon State Facilities Authority (Linfield College Project)
1,180,000	5.000%, 10/01/22 Series A	Baa1/NR/NR	1,294,224
1,000,000	5.000%, 10/01/23 Series A	Baa1/NR/NR	1,119,530
1,220,000	5.000%, 10/01/31 Series A 2010	Baa1/NR/NR	1,263,713
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	607,465
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,268,998
	Oregon State Facilities Authority (Willamette University)
1,000,000	4.000%, 10/01/24	NR/A/NR	1,023,120
	Total Higher Education		10,883,150

	Hospital (4.6%)
	Medford, Oregon Hospital Facilities Authority Revenue Refunding, Asante Health Systems
9,000,000	5.500%, 08/15/28 AGMC Insured	NR/AA/NR	9,440,190

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Hospital (continued)
	Oregon Health Sciences University
$6,695,000	zero coupon, 07/01/21 NPFG Insured	Aa3/AA-/AA-	$6,168,773
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,204,340
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,503,675
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,173,370
	Oregon State Facilities Authority Revenue Refunding, Legacy Health Systems
1,000,000	4.750%, 03/15/24	A1/A+/NR	1,026,970
1,000,000	5.000%, 03/15/30	A1/A+/NR	1,026,820
	Oregon State Facilities Authority Revenue Refunding, Samaritan Health Services
1,500,000	4.375%, 10/01/20	NR/BBB+/NR	1,555,545
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,082,060
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,599,298
	Total Hospital		27,781,041

	Housing (0.6%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	1,386,556
	Portland, Oregon Urban Renewal and Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	A1/NR/NR	1,481,990
	State of Oregon Housing and Community Services
870,000	1.800%, 01/01/23	Aa2/NR/NR	865,954
	Total Housing		3,734,500

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Lottery (4.3%)
	Oregon State Department of Administration Services (Lottery Revenue)
$1,015,000	5.250%, 04/01/26 Series A	Aa2/AAA/NR	$1,085,847
2,000,000	5.000%, 04/01/32 Series A†††	Aa2/AAA/NR	2,488,300
1,000,000	5.000%, 04/01/33 Series A†††	Aa2/AAA/NR	1,239,510
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	1,885,317
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,645,725
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,158,480
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,859,640
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,925,600
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,710,080
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,172,190
	Total Lottery		26,170,689

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	894,990

	Transportation (7.0%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	4,036,158
2,425,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	2,712,290
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,224,548
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,389,360
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	2,985,308
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,170,090
2,390,000	5.000%, 07/01/29	NR/AA-/NR	2,784,326

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
$1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	$1,348,974
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,415,900
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,202,440
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,310,317
1,650,000	5.000%, 09/01/29 Series A	Aaa/AAA/NR	2,005,410
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,805,815
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,219,020
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,393,327
	Total Transportation		42,003,283

	Water and Sewer (8.7%)
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,749,107
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,883,740
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	139,049
450,000	5.000%, 08/01/29	Aa2/AA/AA+	541,057
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA/NR	1,084,050
	Madras, Oregon
725,000	4.500%, 02/15/27	A3/NR/NR	786,190
	Portland, Oregon Sewer System (Second Lien)
3,005,000	5.000%, 03/01/28 Series A	Aa2/AA-/NR	3,094,218
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA-/NR	6,187,914
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA-/NR	2,342,320
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA-/NR	2,372,100
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA-/NR	2,369,000

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Portland, Oregon Water System (First Lien)
$3,230,000	5.000%, 05/01/27 Series A	Aaa/NR/NR	$3,745,508
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA/NR	4,127,620
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa1/NR/NR	2,263,600
	Portland, Oregon Water System Revenue Refunding (Senior Lien)
1,275,000	4.000%, 05/01/25 Series A	Aaa/NR/NR	1,305,689
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	4,169,060
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,042,060
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,835,223
	Washington County, Oregon Clean Water Services Sewer (Senior Lien)
1,010,000	4.000%, 10/01/22 Series B	Aa1/AAA/NR	1,069,560
1,500,000	4.000%, 10/01/23 Series B	Aa1/AAA/NR	1,586,940
2,850,000	4.000%, 10/01/26 Series B	Aa1/AAA/NR	2,989,422
2,745,000	4.000%, 10/01/28 Series B	Aa1/AAA/NR	2,863,584
	Woodburn, Oregon Wastewater Revenue Refunding
1,090,000	5.000%, 03/01/21 Series A	A1/NR/NR	1,155,531
	Total Water and Sewer		52,702,542
	Total Revenue Bonds		187,159,426

	Pre-Refunded Bonds (11.9%)††
	Pre-Refunded General Obligation Bonds (5.2%)
	City & County (0.3%)
	City of Salem, Oregon
1,750,000	5.000%, 06/01/29	NR/AA/NR	1,759,975

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (0.4%)
	Oregon State, Oregon University System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,501,153

	School District (2.9%)
	Clackamas County, Oregon School District #46 (Oregon Trail)
1,000,000	5.000%, 06/15/22	NR/AA+/NR	1,007,150
1,865,000	5.000%, 06/15/28 Series A	NR/AA+/NR	1,878,335
1,800,000	5.000%, 06/15/29 Series A	NR/AA+/NR	1,812,870
2,000,000	5.000%, 06/15/32 Series A	NR/AA+/NR	2,014,300
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 MAC Insured	NR/NR/NR*	511,482
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
2,000,000	4.500%, 06/15/29	Aa1/AA+/NR	2,012,300
1,965,000	5.000%, 06/15/30	Aa1/AA+/NR	1,979,050
500,000	5.000%, 06/15/34	Aa1/AA+/NR	503,575
	Columbia & Washington Counties, Oregon School District #47J (Vernonia)
3,430,000	5.00%, 06/15/27	NR/AA+/NR	3,572,071
	Washington County, Oregon School District #48J (Beaverton)
1,280,000	5.000%, 06/01/31 AGC Insured	Aa2/AA/NR	1,287,398
1,000,000	5.125%, 06/01/36 AGC Insured	Aa2/AA/NR	1,005,980
	Total School District		17,584,511

	Special District (0.2%)
	Tualatin Hills, Oregon Park & Recreational District
1,000,000	4.250%, 06/01/24	Aa1/AA/NR	1,004,560

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (1.4%)
	State of Oregon Alternative Energy Project
$1,255,000	4.750%, 04/01/29 Series B	Aa1/AA+/AA+	$1,255,000
	State of Oregon Department of Administrative Services
5,000,000	5.125%, 05/01/33	Aa2/AA/AA	5,014,700
	State of Oregon Department of Administrative Services COP
1,455,000	5.000%, 11/01/27 Series C	NR/NR/NR*	1,483,882
960,000	5.000%, 11/01/28 Series C	NR/NR/NR*	979,056
	Total State		8,732,638
	Total Pre-Refunded General Obligation Bonds		31,582,837

	Pre-Refunded Revenue Bonds (6.7%)
	City & County (0.6%)
	Local Oregon Capital Assets Program COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	A2/NR/NR	2,572,624
	Portland, Oregon Revenue Refunding Limited Tax
1,000,000	4.000%, 04/01/22 Series A	Aaa/NR/NR	1,000,000
	Total City & County		3,572,624

	Electric (0.4%)
	Eugene, Oregon Electric Utility Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa2/AA-/AA-	2,160,640

	Higher Education (0.3%)
	Oregon State Facilities Authority Revenue Refunding (Reed College Project)
1,500,000	5.000%, 07/01/29 Series A	Aa2/AA-/NR	1,565,355

	Hospital (0.7%)
	Oregon Health Sciences University
4,500,000	5.750%, 07/01/39 Series A	Aa3/AA-/NR	4,546,305

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Lottery (1.5%)
	Oregon State Department of Administration Services (Lottery Revenue)
$6,285,000	5.250%, 04/01/26	NR/NR/NR*	$6,731,612
2,500,000	5.000%, 04/01/29	Aa2/AAA/NR	2,500,000
	Total Lottery		9,231,612

	Transportation (2.3%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
1,865,000	5.000%, 11/15/23 Series A	Aa1/AAA/NR	1,872,852
2,000,000	4.625%, 11/15/25 Series A	Aa1/AAA/NR	2,007,540
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,152,240
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	1,827,720
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	3,774,756
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,254,100
	Total Transportation		13,889,208

	Water and Sewer (0.9%)
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,331,354
	Washington County, Oregon Clean Water Services Sewer
4,000,000	5.000%, 10/01/28	Aa1/AAA/NR	4,070,080
	Total Water and Sewer		5,401,434
	Total Pre-Refunded Revenue Bonds		40,367,178
	Total Pre-Refunded Bonds		71,950,015
	Total Municipal Bonds (cost $575,017,015)		590,957,985

24  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

Shares	Short-Term Investment (1.3%)
8,194,550	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 2.32%** (cost $8,194,550)	Aaa-mf/AAAm/NR	$8,194,550

	Total Investments (cost $583,211,565-note 4)	99.4%	599,152,535
	Other assets less liabilities	0.6	3,370,387
	Net Assets	100.0%	$602,522,922

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P	19.3%
Pre-refunded bonds††	12.2
Aa of Moody's or AA of S&P or Fitch	61.4
A of Moody's or S&P	5.6
Baa of Moody's or BBB of S&P	1.5
100.0%

PORTFOLIO ABBREVIATIONS

AGC - Assured Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

ODOT - Oregon Department of Transportation

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2019

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

†

Where applicable, calculated using the highest rating of the three NRSROs.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††

Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2019

ASSETS
Investments at value (cost $583,211,565)	$599,152,535
Interest receivable	7,894,281
Receivable for Trust shares sold	1,128,728
Other assets	59,904
Total assets	608,235,448

LIABILITIES
Payable for investment securities purchased	3,721,130
Payable for Trust shares redeemed	1,499,544
Management fee payable	199,515
Dividends payable	169,466
Distribution and service fees payable	1,662
Accrued expenses payable	121,209
Total liabilities	5,712,526
NET ASSETS	$602,522,922

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$549,124
Additional paid-in capital	587,307,772
Total distributable earnings	14,666,026
$602,522,922
CLASS A
Net Assets	$368,455,086
Capital shares outstanding	33,568,837
Net asset value and redemption price per share	$10.98
Maximum offering price per share (100/96 of $10.98)	$11.44

CLASS C
Net Assets	$19,940,328
Capital shares outstanding	1,818,448
Net asset value and offering price per share	$10.97

CLASS F
Net Assets	$1,009,168
Capital shares outstanding	92,138
Net asset value and offering price per share	$10.95

CLASS Y
Net Assets	$213,118,340
Capital shares outstanding	19,432,952
Net asset value, offering and redemption price per share	$10.97

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2019

Investment Income
Interest income		$17,803,037
Expenses
Management fee (note 3)	$2,401,413
Distribution and service fee (note 3)	789,038
Trustees’ fees and expenses (note 6)	295,817
Transfer and shareholder servicing agent fees	253,854
Legal fees	130,277
Registration fees and dues	51,965
Auditing and tax fees	29,500
Insurance	26,978
Shareholders’ reports and proxy statements	23,339
Custodian fees	18,826
Chief compliance officer services (note 3)	11,114
Miscellaneous	80,551
Total expenses	4,112,672

Management fee waived (note 3)	(40,071)
Net expenses		4,072,601
Net investment income		13,730,436

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(397,294)
Change in unrealized appreciation on investments	9,103,219

Net realized and unrealized gain (loss) on investments		8,705,925
Net change in net assets resulting from operations		$22,436,361

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income	$13,730,436	$15,043,569
Net realized gain (loss) from securities transactions	(397,294)	167,934
Change in unrealized appreciation (depreciation) on investments	9,103,219	(10,825,870)
Change in net assets resulting from operations	22,436,361	4,385,633

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(8,485,333)	(9,508,309)

Class C Shares	(330,149)	(501,190)

Class F Shares	(5,962)	—

Class Y Shares	(4,900,041)	(4,927,256)
Change in net assets from distributions	(13,721,485)	(14,936,755)	†

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	132,590,376	113,571,724
Reinvested dividends and distributions	11,033,966	12,271,877
Cost of shares redeemed	(176,869,705)	(125,934,967)
Change in net assets from capital share transactions	(33,245,363)	(91,366)

Change in net assets	(24,530,487)	(10,642,488)

NET ASSETS:
Beginning of period	627,053,409	637,695,897
End of period	$602,522,922	$627,053,409	††

†

All distributions to shareholders from net investment income.

††

Includes accumulated undistributed net investment income of $310,752.

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS MARCH 31, 2019

1. Organization

Aquila Tax-Free Trust of Oregon (the “Trust”) (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Oregon) is the sole portfolio of The Cascades Trust. The Cascades Trust (the “Business Trust”) is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on June 16, 1986.  The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2019:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$8,194,550
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	590,957,985
Level 3 – Significant Unobservable Inputs	—
Total	$599,152,535
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2016 – 2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2019, there were no items identified that have been reclassified among components of net assets.

i)

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Trust.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019 accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust.  The Manager has contractually agreed to waive its fees through September 30, 2019 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. For the year ended March 31, 2019, the Trust incurred management fees of $2,401,413, of which $40,071 was waived.

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% of net assets of the Trust up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares.  For the year ended March 31, 2019, distribution fees on Class A Shares amounted to $556,852 of which the Distributor retained $26,017.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $174,139. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2019, amounted to $58,047. The total of these payments made with respect to Class C Shares amounted to $232,186 of which the Distributor retained $55,665.

33  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2019, total commissions on sales of Class A Shares amounted to $169,185 of which the Distributor received $45,493.

c)

Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Trust shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Trust and certain shareholders; and (ii) the payments that the Trust would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2019, purchases of securities and proceeds from the sales of securities aggregated $57,203,691 and $81,111,625, respectively.

At March 31, 2019, the aggregate tax cost for all securities was $583,202,614.  At March 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $16,116,621 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $166,700 for a net unrealized appreciation of $15,949,921.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations.  At March 31, 2019, the Trust had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

34  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

6. Trustees’ Fees and Expenses

During the fiscal year ended March 31, 2019, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees (as detailed under Additional Information, 2 Trustees retired at the close of the fiscal year). The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2019 was $239,121. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2019, such meeting-related expenses amounted to $56,696.

35  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

7. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,818,900	$41,138,310	3,092,150	$34,080,156
Reinvested dividends and distributions	641,579	6,927,497	713,675	7,861,742
Cost of shares redeemed	(6,939,281)	(74,744,678)	(5,408,758)	(59,588,486)
Net change	(2,478,802)	(26,678,871)	(1,602,933)	(17,646,588)

Class C Shares:
Proceeds from shares sold	210,188	2,263,688	322,543	3,558,945
Reinvested dividends and distributions	27,808	299,877	42,236	465,018
Cost of shares redeemed	(1,045,557)	(11,269,187)	(1,204,350)	(13,258,515)
Net change	(807,561)	(8,705,622)	(839,571)	(9,234,552)

Class F Shares:
Proceeds from shares sold	107,638	1,160,652	—	—
Reinvested dividends and distributions	543	5,917	—	—
Cost of shares redeemed	(16,043)	(173,841)	—	—
Net change	92,138	992,728	—	—

Class Y Shares:
Proceeds from shares sold	8,165,306	88,027,726	6,893,018	75,932,623
Reinvested dividends and distributions	352,403	3,800,675	358,934	3,945,117
Cost of shares redeemed	(8,437,199)	(90,681,999)	(4,832,365)	(53,087,966)
Net change	80,510	1,146,402	2,419,587	26,789,774
Total transactions in Trust shares	(3,113,715)	$(33,245,363)	(22,917)	$(91,366)

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

36  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

9. Income Tax Information and Distributions

The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2019, the Fund had capital loss carry forwards of $1,316,990 of which $923,853 retains its character of short-term and $393,137 retains its character of long-term, both have no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net tax-exempt income	$13,677,544	$14,836,316
Ordinary Income	43,941	100,439
	$13,721,485	$14,936,755

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$15,949,921
Undistributed tax-exempt income	480,218
Accumulated net loss on investments	(1,316,990)
Post October losses	(277,658)
Other temporary differences	(169,465)
$14,666,026

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

37  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2019

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds have been parties to a $40 million credit agreement, which currently terminates on August 28, 2019 (per the August 29, 2018 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2019.

38  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.81	$10.99	$11.33	$11.31	$11.01
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.31	0.33
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.01	0.30
Total from investment operations	0.41	0.08	(0.07)	0.32	0.63
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.30)	(0.33)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.24)	(0.26)	(0.27)	(0.30)	(0.33)
Net asset value, end of period	$10.98	$10.81	$10.99	$11.33	$11.31
Total return (not reflecting sales charge)	3.90%	0.68%	(0.66)%	2.91%	5.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$368	$390	$414	$419	$398
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	2.27%	2.35%	2.48%	2.72%	2.96%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70%	0.72%	0.74%	0.74%	0.74%
Ratio of investment income to average net assets	2.26%	2.34%	2.47%	2.72%	2.96%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.80	$10.98	$11.32	$11.30	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.15	0.16	0.18	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.02	0.30
Total from investment operations	0.32	(0.02)	(0.17)	0.23	0.54
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.16)	(0.17)	(0.21)	(0.24)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.15)	(0.16)	(0.17)	(0.21)	(0.24)
Net asset value, end of period	$10.97	$10.80	$10.98	$11.32	$11.30
Total return (not reflecting CDSC)	3.02%	(0.18)%	(1.50)%	2.05%	4.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$20	$28	$38	$36	$32
Ratio of expenses to average net assets	1.54%	1.56%	1.59%	1.59%	1.58%
Ratio of net investment income to average net assets	1.42%	1.49%	1.63%	1.86%	2.11%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.55%	1.57%	1.59%	1.59%	1.59%
Ratio of investment income to average net assets	1.42%	1.49%	1.62%	1.86%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.08
Net gain (loss) on securities (both realized and unrealized)	0.24
Total from investment operations	0.32
Less distributions (note 9):
Dividends from net investment income	(0.08)
Distributions from capital gains	-
Total distributions	(0.08)
Net asset value, end of period	$10.95
Total return	3.03%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	0.54%(2)
Ratio of net investment income to average net assets	2.36%(2)
Portfolio turnover rate	10%(2)

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.55%(2)
Ratio of investment income to average net assets	2.35%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.80	$10.98	$11.32	$11.30	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.29	0.32	0.35
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.02	0.30
Total from investment operations	0.43	0.09	(0.06)	0.34	0.65
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.32)	(0.35)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.26)	(0.27)	(0.28)	(0.32)	(0.35)
Net asset value, end of period	$10.97	$10.80	$10.98	$11.32	$11.30
Total return	4.05%	0.83%	(0.51)%	3.08%	5.97%
Ratios/supplemental data
Net assets, end of period (in millions)	$213	$209	$186	$180	$126
Ratio of expenses to average net assets	0.55%	0.56%	0.58%	0.59%	0.58%
Ratio of net investment income to average net assets	2.42%	2.50%	2.63%	2.86%	3.10%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.55%	0.57%	0.59%	0.59%	0.59%
Ratio of investment income to average net assets	2.41%	2.49%	2.62%	2.86%	3.10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

42  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

43  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Gary C. Cornia St. George, UT (1948)	Trustee since 2002

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Henry H. Hewitt(7) Bend, OR (1941)	Trustee since 2015	Senior Counsel, Stoel Rives LLP, a Portland law firm, since 2011; (Retired 2015) Partner 1975-2011.	1

Columbia Forest Products; Hampton Affiliates (timber products); Life Trustee, Willamette University; Friends of the Children (child mentoring); former director:  Cascade Bancorp and Bank of the Cascades

Edmund P. Jensen(8) Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	Lewis and Clark College, Portland, OR; former director: FiveCubits, Inc. (formerly BMG Seltec), a software company

John W. Mitchell Coeur d’Alene, ID (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor’s Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor’s Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

Patricia L. Moss Bend, OR (1953)	Trustee since 2015, 2002-2005; Trustee Emerita 2005-2015	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	3	None

44  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	Sole-Owner, Shaw Management LLC, 2018-present; President, Shaw Management Company, an investment counseling firm, 1980-2018; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; Shaw Venture Partners III, 1994-2005.	1	Former director: Rentrak Corporation

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7)

Mr. Hewitt retired from the Board effective March 31, 2019.

(8)

Mr. Jensen retired from the Board effective March 31, 2019, and he was appointed a Trustee Emeritus on April 1, 2019.

45  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Trustee Emeritus(4)

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006

Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Mario E. Aro New York, NY (1955)	Senior Vice President since 2010

Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien New York, NY (1957)	Senior Vice President since 2010

Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

46  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Assistant Secretary of Aquila Municipal Trust since 2018

Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4)

A Trustee Emeritus may attend Board meetings but has no voting power.

47  |  Aquila Tax-Free Trust of Oregon

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending(1) Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Ending Account Value 3/31/19	Expenses(2) Paid During Period 10/1/18 – 3/31/19	Net Annualized Expense Ratio
A	$1,000	$1,036.60	$3.55	$1,021.44	$3.53	0.70%
C	$1,000	$1,032.20	$7.85	$1,017.20	$7.80	1.55%
F*	$1,000	$1,009.80	$1.75	$1,022.24	$2.72	0.54%
Y	$1,000	$1,037.40	$2.84	$1,022.14	$2.82	0.56%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

*

Commencement of operations.

48  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2018, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies.  Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2019, $13,677,544 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.7% of total dividends paid during the fiscal year ended March 31, 2019, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2020, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2019 calendar year.

49  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

James A. Gardner, Chair

Diana P. Herrmann, Vice Chair

Gary C. Cornia

John W. Mitchell

Patricia L. Moss

Ralph R. Shaw

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORAR-0519

ITEM 2.     CODE OF ETHICS.

(a)     As of March 31, 2019 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions (“Covered Officers”) as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)     Pursuant to Item 10(a)(1), a copy of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)     The text of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust’s Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)     The Registrant’s board of trustees has determined that Ms. Patricia L. Moss, a member of its audit committee, is an audit committee financial expert. Ms. Moss is ‘independent’ as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $24,600 in 2018 and $26,000 in 2019.

(b)     Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)     Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2018 and 2019, respectively, for return preparation and tax compliance.

(d)     All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)     Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)     None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)     No applicable.

(g)     There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the ‘Committee’) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant’s chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant’s reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant’s management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)     There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.     EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of

1940.

(b)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CASCADES TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 5, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 5, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 5, 2019

THE CASCADES TRUST

EXHIBIT INDEX

Exhibit No.	Description
(a) (1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.